UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) May 15, 2009
ReSearch Pharmaceutical Services, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52981	20-4322769
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

520 Virginia Drive, Fort Washington, PA	19034
(Address of principal executive offices)	(Zip Code)
(215) 540-0700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.
On May 15, 2009, ReSearch Pharmaceutical Services, Inc. issued a press release reporting its financial results for the first quarter ended March 31, 2009. A copy of the press release is attached as an exhibit to this report.
The information furnished under this “Item 2.02. Results of Operations and Financial Condition” and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01  Financial Statements and Exhibits.
(d) Exhibits

99.1 Press Release dated May 15, 2009.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2009	ReSearch Pharmaceutical Services, Inc.
By: /s/ Steven Bell

Steven Bell
Executive Vice President of Finance and Chief Financial Officer